Equity Bancshares, Inc. Exhibit 99.1

PRESS RELEASE 2/12/2024

Equity Bancshares, Inc. Completes Merger with Rockhold BanCorp

Equity Bank franchise adds eight locations in Missouri, expanding within four-state footprint

WICHITA, Kan., February 12, 2024 -- Equity Bancshares, Inc. (NYSE: EQBK) (“Equity” or the “Company”), the Wichita-based holding company of Equity Bank, announced it completed its merger with Rockhold BanCorp (“Rockhold”), the parent company of the Bank of Kirksville in Kirksville, Missouri.

“I’m grateful for the efforts of our Equity Bank team, including our new team members from Bank of Kirksville,” said Brad Elliott, Equity Chairman & CEO. “Our customers have grown to expect first-class service, and we’re pleased to offer a brand that emphasizes our communities and continues to deliver on expectations. We are eager to serve our new Missouri communities, customers, and team members.”

Bank of Kirksville’s locations opened as Equity Bank locations on February 10. The Company will consolidate the core banking system and digital banking platform in May 2024.

Equity announced the merger with Rockhold on December 6, 2023. Equity has approximately $5.3 billion in consolidated total assets and operates 74 locations in Kansas, Missouri, Arkansas, and Oklahoma. Equity’s Missouri franchise now includes 24 locations. The merger added three full-service locations in Kirksville, Missouri, as well as locations in La Plata, Downing, Memphis, Macon, and Moberly, Missouri. Norman Belitz will continue to lead each location as the Kirksville regional president of Equity Bank.

The combination with Rockhold brings Equity’s total strategic transactions to 22 since the Company’s founding in 2002, including 10 whole-bank acquisitions since the Company’s initial public offering in 2015.

“Our Equity team takes great pride in moving efficiently to welcome new teams, new locations, and delivering value for our new communities,” Mr. Elliott said. “Our Company will continue to pursue and evaluate strategic growth opportunities in 2024 and will seek to add franchise value to our teams, customers, and Equity shareholders.”

About Equity Bancshares, Inc.

Equity Bancshares, Inc. is the holding company for Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans, trust and wealth management services and treasury management services, while delivering the high-quality, relationship-based customer service of a community bank. Equity’s common stock is traded on the New York Stock Exchange under the symbol “EQBK.” Learn more at www.equitybank.com.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive. In addition, the following factors, among others, related to the transaction between Equity and Rockhold, could cause actual outcomes and results to differ materially from forward-looking statements or historical performance: the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two

Equity Bancshares, Inc. Exhibit 99.1

PRESS RELEASE 2/12/2024

companies or as a result of the strength of the economy and competitive factors in the areas where companies do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the transaction; the business, economic and political conditions in the markets in which the parties operate; the risk that the combination could have an adverse effect the parties’ ability to retain customers and retain or hire key personnel and maintain relationships with customers; the risk that the combination may be more difficult, time-consuming or expensive than anticipated; and other factors that may affect future results of Equity.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2023, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Media Contact:

John J. Hanley
Chief Marketing Officer
Equity Bancshares, Inc.
(913) 583-8004
jhanley@equitybank.com

Investor Contact:

Brian Katzfey
VP, Director of Corporate Development and Investor Relations
Equity Bancshares, Inc.
(316) 858-3128
bkatzfey@equitybank.com